OTHER NON-CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
OTHER NON-CURRENT ASSETS [Abstract]
Fixture, Furniture and Equipment	$ 756	$ 242
Prepaid Financing Cost	1,100	0
Other	798	1,022
Total	$ 2,654	$ 1,264